UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective as of July 14, 2009, Luna Innovations Incorporated (the “Company”) amended its previously-approved form of Indemnification Agreement (the “Original Form of Agreement”). Using this new form, the Company entered into new Indemnification Agreements (the “New Agreements”) with the executive officers of the Company identified under the heading “Executive Officers of the Registrant” in Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on March 16, 2009 with the U.S. Securities and Exchange Commission (the “SEC”) and the directors and director nominee of the Company identified in the Company’s proxy statement for its 2009 annual meeting of stockholders dated as of and filed with the SEC on April 3, 2009.

The New Agreements are substantially identical to the Original Form of Agreement except for certain differences that are technical in nature relating primarily to arbitration procedure and judicial venue. Similar to the Original Form of Agreement, the New Agreements generally require the Company to indemnify the identified directors and executive officers to the fullest extent permitted by Delaware law.

A copy of the form of New Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On July 16, 2009, the Company and Mark Froggatt entered into an employment agreement pursuant to which Mr. Froggatt will continue to serve as the Company’s Chief Technical Officer. Pursuant to the terms of Mr. Froggatt’s employment agreement, Mr. Froggatt will be paid a base salary of not less than $158,750 per year. Pursuant to his employment agreement, if Mr. Froggatt’s employment is terminated involuntarily without cause (as defined in his employment agreement) or voluntarily with good reason (as defined in his employment agreement), Mr. Froggatt shall receive (a) if such termination occurs within twelve (12) months of a change of control, severance equal to twelve (12) months base salary and twelve (12) months of continuation of group health benefits, or (b) if such termination does not occur within twelve (12) months of a change of control, severance equal to nine (9) months base salary and nine (9) months of continuation of group health benefits. In addition to these severance payments, upon such termination Mr. Froggatt will immediately receive twelve (12) months of additional vesting of any unvested stock options and a cash payment equal to the value of any unvested 401(k) match amount.

A copy of the form of the employment agreement with Mr. Froggatt is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement

10.2	Employment Agreement, dated July 16, 2009, by and between Mark Froggatt and Luna Innovations Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Talfourd H. Kemper, Jr.
Talfourd H. Kemper, Jr.
Vice President and General Counsel

Date: July 17, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement

10.2	Employment Agreement, dated July 16, 2009, by and between Mark Froggatt and Luna Innovations Incorporated.